                                 AIM SUMMIT FUND

                         Supplement dated June 12, 2003
         to the Statement of Additional Information dated March 3, 2003


The following information replaces the first sentence of the ninth paragraph under the heading "DESCRIPTION OF THE FUND AND ITS INVESTMENT AND RISKS - INVESTMENT STRATEGIES AND RISKS - FOREIGN INVESTMENTS" on page 7 of the Statement of Additional Information:

                  "The Fund may invest up to 5% of its total assets in securities of companies located in developing countries."


The following information replaces the eighth paragraph in its entirety under the heading "INVESTMENT ADVISORY AND OTHER SERVICES - INVESTMENT ADVISOR" on page 24 of the Statement of Additional Information:

                  "AIM has voluntarily agreed to waive a portion of advisory fees payable by the Fund. The amount of the waiver will equal 25% of the advisory fee AIM receives from the Affiliated Money Market Funds as a result of the Fund's investment of uninvested cash in an Affiliated Money Market Fund. Termination of this agreement requires approval by the Board of Trustees. See "Description of the Fund and Its Investments and Risks - Investment Strategies and Risks - Other Investments - Other Investment Companies."

The following information replaces in its entirety the fifth paragraph under the heading "BROKERAGE ALLOCATION AND OTHER PRACTICES - BROKERAGE SELECTION" on page 27 of the Statement of Additional Information:

                  "AIM may determine target levels of brokerage business with various brokers on behalf of its clients (including the Funds) over a certain time period. The target levels will be based upon the following factors, among others: (1) the execution services provided by the broker; (2) the research services provided by the broker; and (3) the broker's interest in mutual funds in general and in the Funds and other mutual funds advised by AIM or A I M Capital Management, Inc. (collectively, the "AIM Funds") in particular, including sales of the Funds and of the other AIM Funds. In connection with (3) above, the Funds' trades may be executed directly by dealers that sell shares of the AIM Funds or by other broker- dealers with which such dealers have clearing arrangements, consistent with obtaining best execution. AIM will not enter into a binding commitment with brokers to place trades with such brokers involving brokerage commissions in precise amounts."

The following information is added at the beginning of the section appearing under the heading "TRUSTEES AND OFFICERS - OTHER OFFICERS" in Appendix B in the Statement of Additional Information:

                                  2003     Director, Senior Vice President and General      N/A"
"Kevin M. Carome(3) - 1956                 Counsel, A I M Management Group Inc.
Senior Vice President                      (financial services holding company) and
                                           A I M Advisors, Inc.; and Vice President,
                                           A I M Capital Management, Inc.,
                                           A I M Distributors, Inc. and A I M Fund
                                           Services; Director, Vice President and General
                                           Counsel, Fund Management Company
                                           Formerly:  Senior Vice President and General
                                           Counsel, Liberty Financial Companies, Inc.;
                                           and Senior Vice President and General Counsel,
                                           Liberty Funds Group, LLC

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(3)  Mr. Carome became Senior Vice President of the Trust on May 13, 2003.

The following information is added at the end of the section appearing under the heading "TRUSTEES AND OFFICERS - OTHER OFFICERS" in Appendix B in the Statement of Additional Information:


"Nancy L. Martin(5) - 1957        2003     Vice President, A I M Advisors, Inc.; and Vice   N/A"
Secretary                                  President and General Counsel, A I M Capital
                                           Management, Inc.

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(5)  Ms. Martin became Secretary of the Trust on April 1, 2003.